Northbrook Life Insurance Company
                     Northbrook Variable Annuity Account II

Supplement to:             Preferred Client Variable Annuity
                             Prospectus Dated May 1, 2001

This supplement describes the changes to various names mentioned in your prospectus. Please keep this supplement for future reference together with your prospectus.

o On June 18, 2001, Morgan Stanley Dean Witter Variable Investment Series was renamed Morgan Stanley Variable Investment Series. All references in the current prospectus to "Morgan Stanley Dean Witter Variable Investment Series" apply to Morgan Stanley Variable Investment Series.

o On June 18, 2001, Morgan Stanley Dean Witter Advisors Inc. was renamed Morgan Stanley Investment Advisors Inc. All references in the current prospectus to "Morgan Stanley Dean Witter Advisors Inc." apply to Morgan Stanley Investment Advisors Inc.

o On May 1, 2001, Morgan Stanley Asset Management was renamed Morgan Stanley Investment Management Inc. All references in the current prospectus to "Morgan Stanley Asset Management" apply to Morgan Stanley Investment Management Inc.

o On August 1, 2001, Miller Anderson and Sherrerd, LLP will be renamed Morgan Stanley Investments L.P. All references in the current prospectus to "Miller Anderson and Sherrerd, LLP" apply to Morgan Stanley Investments L.P.

o On April 2, 2001, Morgan Stanley Dean Witter Choice Account was renamed the Morgan Stanley Choice Account. All references in the current prospectus to "Morgan Stanley Dean Witter Choice Account" apply to Morgan Stanley Choice Account.

o Beginning April 2, 2001, Morgan Stanley Dean Witter Financial Advisors will be referred to as Morgan Stanley Financial Advisors. All references in the current prospectus to "Morgan Stanley Dean Witter Financial Advisors" apply to Morgan Stanley Financial Advisors.


June 18, 2001